Taxes	12 Months Ended
Dec. 31, 2024
Taxes [Abstract]
Taxes
11.	Taxes:

Marshall Islands tax considerations. Icon, Maui, Reef and Positano are incorporated under the laws of the Republic of Marshall Islands and are not subject to income taxes in the Republic of Marshall Islands.

Taxation on United States Source Income. Pursuant to § 883 of the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operation of ships is generally exempt from U.S. Federal income tax on such income if the company meets the following requirements: (a) the company is organized in a foreign country that grants an equivalent exception to corporations organized in the U. S. and (b) either (i) more than 50 percent of the value of the company’s stock is owned, directly or indirectly, by individuals who are “residents” of the company’s country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the U.S. (the “50% Ownership Test”) or (ii) the company’s stock is “primarily and regularly traded on an established securities market” in its country of organization, in another country that grants an “equivalent exemption” to U.S. corporations, or in the U.S. (the “Publicly-Traded Test”).

The jurisdictions where the Company and its subsidiaries are incorporated grant an equivalent exemption to United States corporations. The Company believes that it will satisfy the 50% Ownership Test for the 2024 taxable year and expects to satisfy the substantiation and reporting requirements to claim the respective benefits. Therefore, the Company intends to take the position that it is exempt from U.S. federal income tax under Section 883 of the Code during the 2024 taxable year. However, there can be no assurance that the Company will continue to satisfy the requirements of the 50% Ownership Test in future taxable years.